UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2026

Nu-Med Plus, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-54808	45-3672530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Belle Terre Building 2E Port Jefferson, NY	11777
(Address of Principal Executive Offices)	(Zip Code)

(631) 403-4337
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

On June 30, 2026, Nu-Med Plus, Inc. (the “
Company
”, “
we
” and “
us
”) filed a Current Report on Form 8-K

with the Securities and Exchange Commission (the “
June 30, 2026 Form 8-K
”) to report the entry on June 29, 2026, into a Share Exchange Agreement (the “
Exchange Agreement
”) with Avid Gold Ltd, a private limited company formed under the laws of England and Wales (“
Avid Gold
”), and the shareholders of Avid Gold (the “
Avid Gold Shareholders
”).

Pursuant to the Exchange Agreement, the Avid Gold Shareholders agreed to exchange (the “
Exchange
”) 100% of the ownership of Avid Gold in consideration for (a) 4,500,000 shares of the Series A Preferred Stock of the Company (the “
Series A Preferred Stock
”), issuable to the Avid Gold Shareholders pro-rata with their ownership of Avid Gold (the “
Series A Exchange Shares
”); and (b) the agreement by the Company to repay $100,000 owed by Avid Gold under an outstanding promissory note (the “
Assumed Note
”), which is required to be repaid within 90 days of the closing date of the Exchange.

The transactions contemplated by the Exchange Agreement closed on July 8, 2026, with each condition to closing set forth in the Exchange Agreement either being satisfied or waived by the parties thereto.

The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the Exchange Agreement, a copy of which is incorporated by reference herein as
Exhibit 2.1
.

Item 1.01 Entry into a Material Definitive Agreement.

The information and disclosures under “
Explanatory Note
” of this Current Report on Form 8-K is incorporated by reference into this
Item 1.01
 in their entirety.

Registration Rights Agreement

Following the closing of the Exchange (the “
Closing
”), the Company is required to prepare and file with the Securities and Exchange Commission (the “
SEC
”) a proxy statement seeking stockholder approval of specified post-closing matters including (a) a reverse stock split of the Company’s outstanding Company common stock in a ratio of 1-for-27; (b) an increase in the Company’s authorized shares of Company common stock from 90,000,000 to 500,000,000; and (c) either separate from, or together with (a) and (b) above, a redomicile of the Company from Utah to Nevada (collectively, the “
Company Shareholder Approval Matters
”). The Company is required to use commercially reasonable efforts to obtain SEC clearance, respond to SEC comments, and promptly mail the proxy statement to stockholders once cleared. The Company must call and hold a stockholders’ meeting promptly following SEC clearance of the proxy statement, and in any event within 50 days thereafter (subject to limited postponements or adjournments) (the “
Required Shareholder Vote
”). The Company’s board of directors is required to unanimously recommend approval of the Company Shareholder Approval Matters and include such recommendation in the proxy statement, and such recommendation may not be withdrawn or modified.

A required condition to the closing of the Exchange Agreement was that the Company enter into the Registration Rights Agreement, which was entered into between the Company and each Avid Gold Shareholder and each of the Series A Recipients (defined in
Item 3.02
, below) effective on July 8, 2026 (the “
Registration Rights Agreement
”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement to register the resale of the shares of Company common stock issuable upon conversion of the Series A Exchange Shares and Series A Compensation Shares (defined in
Item 3.02
, below) (collectively, the “
Registrable Securities
”)
on or before the 30
th
calendar day after the Required Shareholder Vote, and to use its best efforts to cause such registration statement to be declared effective as promptly as possible thereafter, including using commercially reasonable efforts to cause such registration statement to be declared effective within 60 days from the filing date (or 90 days if the SEC reviews the registration statement). The Company will agree to pay all of the expenses of registration associated with each registration statement filed pursuant to the Registration Rights Agreement. Once effective, the Company agreed to keep the registration statement effective until the earlier of (a) the date that all Registrable Securities covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, and (b) three years after the date the initial registration statement is declared effective by the SEC. The Registration Rights Agreement also includes piggyback registration rights which apply for 18 months from the date of the Registration Rights Agreement, which allow the holders of the registration rights to participate in any public offerings of the Company undertaken during that period and/or have their Registrable Securities included in any such future filed registration statement, subject to the terms of the Registration Rights Agreement.

2

The Registration Rights Agreement includes customary representations, indemnification obligations of each party, and other provisions.

The foregoing description of the Registration Rights Agreement is only a summary and is not complete, and is qualified in its entirety by reference to a form of the Registration Rights Agreement, a copy of which is attached hereto as
Exhibit 10.2
and incorporated into this
Item 1.01
 in its entirety by reference.

Voting Agreement

Another condition to the closing of the Exchange was that certain affiliated stockholders of the Company were required to enter into a Voting Agreement with certain Avid Gold Shareholder(s). Effective on July 8, 2026, The Hayde Family Revocable Trust dtd 9/21/2001 (the “
Hayde Trust
”), whose trustee is William Hayde, the Company’s Chief Executive Officer and director; Keith Merrell, Chief Financial Officer and director of the Company (and his wife as joint tenants), and Hanover International, Inc. (“
Hanover
”), an entity affiliated with James Hock (collectively, the “
Voting Shareholders
”), entered into a Voting Agreement with the Company and Fred Tejada, an Avid Gold Shareholder, who was appointed as a member of the Board of Directors effective on July 8, 2026, as discussed in greater detail below under
Item 5.01
(the “
Voting Agreement
”).

Pursuant to the Voting Agreement, the Voting Shareholders agreed, among other things, to vote all securities of the Company beneficially owned or controlled by them in favor of specified matters related to the transactions contemplated by the Exchange Agreement. Such matters include the election of certain directors designated by Mr. Tejada, increasing the Company’s authorized common stock to 500,000,000 shares, effecting a reverse stock split of the outstanding common stock in a ratio of 1-for-27, redomiciling the Company to the State of Nevada, changing the Company’s name, approving the issuance of shares issuable upon conversion of preferred stock issued in connection with the Exchange Agreement and related transactions, and taking any other actions reasonably necessary or desirable to consummate the transactions contemplated thereby.

The Voting Agreement also provides that the Voting Shareholders will not support or propose actions that would impede or adversely affect the contemplated transactions, will not exercise appraisal or dissenters’ rights with respect to the transactions, and will not transfer or otherwise encumber the subject shares or enter into inconsistent voting arrangements without the prior written consent of Mr. Tejada. In addition, the Voting Shareholders granted an irrevocable proxy to Mr. Tejada to vote their shares in accordance with the Voting Agreement in the event of a failure to do so by such Voting Shareholders. The Voting Agreement will terminate upon the earliest of ten years following execution, the date Mr. Tejada no longer holds any Company securities, the date the applicable Voting Shareholder no longer holds any covered shares, or such earlier date as designated by Mr. Tejada.

The foregoing description of the Voting Agreement is only a summary and is not complete, and is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached hereto as
Exhibit 10.3
and incorporated into this
Item 1.01
 in its entirety by reference.

3

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information and disclosures under “
Explanatory Note
” of this Current Report on Form 8-K is incorporated by reference into this
Item 2.01
 in their entirety.

The transactions contemplated by the Exchange Agreement closed on July 8, 2026, with each condition to closing set forth in the Exchange Agreement either being satisfied or waived by the parties thereto.

Effective July 8, 2026, the Company (a) issued the 4,500,000 Series A Exchange Shares to the Avid Gold Shareholders; and (b) assumed the Assumed Note, and effective on July 8, 2026, Avid Gold became a wholly-owned subsidiary of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information and disclosures under “
Explanatory Note
” of this Current Report on Form 8-K, and
Item 1.01
and
Item 2.01
of this Current Report on Form 8-K, are incorporated by reference into this
Item 3.02
 in their entirety.

On July 7, 2026, the Company issued 225,000 shares of Series A Preferred Stock to the Hayde Trust, which is affiliated with William Hayde, the Company’s Chief Executive Officer and director, 225,000 shares of Series A Preferred Stock to Keith Merrell, Chief Financial Officer and director of the Company, and 50,000 shares of Series A Preferred Stock to Hanover, an entity affiliated with James Hock (collectively, the “
Series A Recipients
”), in consideration for services rendered (the “
Series A Compensation Shares
”).

Effective on July 8, 2026, the Company issued 1,000,000 Series X Preferred Stock shares to Fred Tejada, an Avid Gold Shareholder, who was appointed as a member of the Board of Directors and as Sr. Vice President and Chief Geologist, as discussed below in
Item 5.02
, in consideration for services agreed to be rendered (the “
Series X Shares
”).

We claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “
Securities Act
”), for the offer and sale of the Series A Exchange Shares, the Series A Compensation Shares, and the Series X Shares, since the transactions relating thereto did not involve a public offering, the recipients are “
accredited investors
”, and have acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities are not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

If issued and converted in full, the maximum number of shares of common stock issuable upon conversion of the Series A Exchange Shares and Series A Compensation Shares is 90,000,000 and 10,000,000 shares of common stock, respectively.

Item 3.03 Material Modification to the Rights of Security Holders.

The information set forth in
Item 5.03
, below is incorporated by reference into this
Item 3.03
 in its entirety by reference.

4

Item 5.01 Changes in Control of Registrant.

The information and disclosures under “
Explanatory Note
” of this Current Report on Form 8-K, and
Item 1.01
,
Item 2.01,
Item 3.02
and
Item 5.02
, of this Current Report on Form 8-K, are incorporated by reference into this
Item 5.01
 in their entirety.

As previously described in the June 30, 2026 Form 8-K
,
on January 25, 2024, the Board of Directors of the Company unanimously adopted resolutions by written consent in lieu of a meeting authorizing the designation and filing of a Certificate of Designation establishing the Series X Super Voting Preferred Stock of the Company (the “
Series X Preferred Stock
”). The Certificate of Designation was filed with the Utah Division of Corporations on April 15, 2024, and corrected on April 17, 2024 (the “
Series X Designation
”). The Series X Preferred Stock votes 100 votes per share, voting together with the common stock (and any other generally-voting class) as a single class on all matters, except as otherwise required by law.

Effective on July 8, 2026, the Company issued 1,000,000 Series X Preferred Stock shares to Fred Tejada, who was appointed as a member of the Board of Directors and as Sr. Vice President and Chief Geologist, in consideration for services agreed to be rendered.

As a result of the issuance and the entry into the Voting Agreement (discussed in
Item 1.01
, above), a change in control of the Company occurred with Mr. Tejada obtaining control over the Company (no shareholder held over 50% of the Company’s voting stock prior to such issuance; however, WLP Trust, owned and controlled by Wendy Smith, previously beneficially owned 25,050,000 shares of common stock, representing 29.98% of the Company’s common stock prior to the issuance of the Series A Preferred Stock and Series X Preferred Stock discussed herein).

Following the issuance of the Series A Preferred Stock and the Series X Preferred Stock, and the entry into the Voting Agreement (discussed in
Item 1.01
, above), Mr. Tejada beneficially owns all 1,000,00 of the outstanding shares of Series X Preferred Stock, providing him the right to vote 100,000,000 voting shares, or approximately 43.4% of the Company’s total approximately 230,220,035 voting shares and also has the right to vote an aggregate of 2,411,474 voting shares held by the Voting Shareholders, pursuant to the Voting Agreement, providing him the right to vote an aggregate of 102,411,474 voting shares or 44.5% of the Company’s total outstanding voting shares. The 230,220,035 voting shares of the Company includes 83,548,469 shares of outstanding common stock which votes one vote per share, the Series X Preferred Stock which votes in aggregate 100,000,000 voting shares, and the Series A Preferred Stock, which as a result of the beneficial ownership limitations discussed in
Item 5.03
, below, currently votes in aggregate 46,671,556 voting shares on all shareholder matters. Mr. Tejada also holds 129,782 shares of Series A Preferred Stock issued in connection with the Exchange, which hold no voting rights as a result of the beneficial ownership limitation described in
Item 5.03
hereof.

Except as discussed above, the Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Company.

The foregoing description of the Series X Preferred Stock is only a summary and is not complete, and is qualified in its entirety by reference to the Series X Preferred Stock designation, as amended, a copy of which is incorporated by reference into this
Item 5.01
as
Exhibit 3.1
to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On July 7, 2026, Jeffrey L. Robins, a member of the Board of Directors of the Company, provided notice to the Board of Directors of the Company of his resignation as a member of the Board of Directors, effective for all purposes as of July 7, 2026. Mr. Robins’ resignation was not a result of any disagreement with the Company on any matter.

5

(d) Appointment of New Director

Effective July 7, 2026, immediately upon effectiveness of Mr. Robins’ resignation, the Board of Directors appointed Mr. Fred Tejada, an Avid Gold Shareholder (the “
Appointee
” and the “
Appointment
”), as a member of the Board of Directors (“
Board
”), to fill the vacancy left by Mr. Robins resignation. Mr. Tejada will serve as a member of the Board of Directors, until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Mr. Tejada was also appointed as the Sr. Vice President and Chief Geologist of the Company by the Board, on July 7, 2026, and effective upon his appointment as a director of the Company.

At the same time, the Board, pursuant to the power provided to the Board by the Company’s Bylaws, set the number of members of the Board at three (3) members.

Mr. Tejada is not party to any material plan, contract or arrangement (whether or not written) with the Company, and there are no arrangements or understandings between Mr. Tejada and any other person pursuant to which Mr. Tejada was selected to serve as a director of the Company, nor is Mr. Tejada a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, which is not disclosed in this Form 8-K, except in connection with the Voting Agreement, discussed in
Item 1.01
, above, which discussion is incorporated by reference into this
Item 5.02
, and the fact that Mr. Tejada is an Avid Gold Shareholder and received 129,782 shares of Series A Preferred Stock in connection with the Exchange.

There are no family relationships between any director or executive officer of the Company, including Mr. Tejada.

Biographical information for Mr. Tejada is provided below:

Fred Tejada, age 67

Mr. Tejada brings over 40 years of experience in the exploration and mining industry to the Company. Mr. Tejada previously served as a member of the Board of Directors of Canadian Goldfields Discovery Corp. and as its Chief Executive Officer from July 2017 to December 2025 (TSXV:CGM). From June 2021 to December 2025, Mr. Tejada served as Interim Chief Executive Officer of MegumaGold Corp., having served as Director from June 2016.  From February 2021 to September 2024, Mr. Tejada served as Director, Chief Executive Officer (February 2021 to April 2022) and Executive Vice President of Exploration (April 2022 to September 2024), for Kalo Gold Corp. (TSXV:KALO). From March 2021 to July 2022, Mr. Tejada served as Director and Technical Lead Advisor for Solis Minerals. From June 2021 to July 2022, Mr. Tejada served as Chief Executive Officer to Volatus Corp.

Mr. Tejada graduated with a Bachelor of Science degree in Geology from Adamson University in Manila, the Philippines.

On July 8, 2026, the Company issued 1,000,000 Series X Preferred Stock shares to Mr. Tejada, who was appointed as a member of the Board of Directors and as Sr. Vice President and Chief Geologist, in consideration for services agreed to be rendered.

(e) Officer Compensation

As discussed above, on July 8, 2026, the Company 225,000 shares of Series A Preferred Stock to the Hayde Trust, a trust affiliated with William Hayde, the Company’s Chief Executive Officer and director, and 225,000 shares of Series A Preferred Stock to Keith Merrell, Chief Financial Officer and director of the Company, in consideration for services previously rendered.

6

On July 7, 2026, and effective July 1, 2026, the Company entered into Consulting Agreements with Mr. Keith Merrell and The Interim Opportunity Fund LLC, which is an affiliate of William Hayde, pursuant to which such entity agreed to provide us the services of Mr. Hayde.

The agreements have a term of 24 months and provide for Mr. Hayde to provide services to us as Chairman of the Company and Mr. Merrell to provide services to us as Chief Financial Officer and a director of the Company, and for each consultant to be paid $5,000 per month in cash, to be paid in arrears, which amount is to be accrued until such time, if ever, as the Company has raised $1,000,000 in cash following the effective date. The agreements contain customary indemnification obligations of the Company, confidentiality obligations of the consultants and the individuals. The agreements can be terminated by the mutual approval of the parties, by either party for Cause (as defined below), or upon the end of the term.
The Company may terminate the agreement if, in its reasonable judgment, the consultant engages in gross negligence or willful misconduct detrimental to the Company, commits fraud, embezzlement, or misappropriation involving the Company’s assets or business, breaches any material covenant or obligation under the agreement, fails to comply with the Company’s written policies, or is convicted of or pleads guilty or nolo contendere to a felony. For terminations based on a contractual breach or policy violation, the Company must first provide written notice describing the alleged default and allow the consultant ten days to cure the breach, if curable, before terminating the agreement. The consultants also have the right to terminate the agreement for Cause upon written notice if, in its reasonable judgment, the Company materially breaches the agreement or requests that they perform acts that would violate applicable laws, regulations, or other recognized professional standards. In either case, the Company is entitled to a ten-day opportunity to cure the alleged breach or improper request after receiving written notice before the consultant may terminate the agreement for Cause. Upon termination, the Company is required to pay all amounts accrued and due through the termination date, to the extent the Company has raised $1 million as of such date of termination.

The foregoing description of the Consulting Agreements is only a summary and is not complete, and is qualified in its entirety by reference to the Consulting Agreements, copies of which are attached hereto as
Exhibits 10.
4
and
10.
5
, respectively, to this Current Report on Form 8-K and incorporated into this
Item 5.02
 in their entirety by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the June 30, 2026 Form 8-K, on February 28, 2024, the Board of Directors of the Company adopted resolutions by unanimous written consent, authorizing the designation of a new series of preferred stock designated as “
Series A Preferred Stock
”. The Certificate of Designation relating thereto was filed with the Utah Division of Corporations on April 26, 2024) (the “
Original Series A Designation
”). The Exchange Agreement required the Company to file an Amended and Restated Certificate of Designation relating to the Series A Preferred Stock, which was filed with the Utah Division of Corporations on June 29, 2026 (the “
Designation Amendment
”). The material terms of the Series A Preferred Stock are set forth in the June 30, 2026 Form 8-K, which include the right to convert each share of Series A Preferred Stock into 20 shares of common stock of the Company. The Designation Amendment amended the Original Series A Designation to include a beneficial ownership limitation that prohibits a holder from converting the Series A Preferred Stock to the extent such conversion would cause the holder, together with its affiliates, to beneficially own more than 4.999% of the Company’s outstanding common stock, calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. A holder may elect to increase or decrease this limitation, up to a maximum of 9.999%, by providing written notice to the Company, with any increase becoming effective on the 61st day after receipt of such notice. Any such election applies only to the requesting holder. To the extent a requested conversion would exceed the applicable beneficial ownership limitation, only the portion of the Series A Preferred Stock that may be converted without exceeding such limitation will be converted, and the remaining shares will remain outstanding until they may be converted in compliance with the limitation.

7

The foregoing description of the Series A Preferred Stock is only a summary and is not complete, and is qualified in its entirety by reference to the Series A Preferred Stock designation, as amended, copies of which are incorporated by reference into, and attached hereto, as
Exhibits 3.2
and
3.3
, respectively, to this Current Report on Form 8-K and incorporated into this
Item 5.03
 in their entirety by reference.

Item 7.01

Regulation FD Disclosure.

On July 10, 2026, the Company issued a press release disclosing the closing of the Exchange.

A copy of the press release is attached hereto as
Exhibit 99.1
, and is incorporated into this
Item 7.01
 by reference.

The information contained in, or incorporated into, this
Item 7.01
 of this Current Report, is furnished under
Item 7.01
 of Form 8-K and shall not be deemed “
filed
” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “
Exchange Act
”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired
.

The financial statements of Avid Gold will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed, to the extent required.

(b)
Pro Forma Financial Information
.

Pro forma financial information relative to the acquisition of Avid Gold will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed, to the extent required.

8

(d)
Exhibits

Exhibit No.	Description
2.1*+	Share Exchange Agreement dated June 29, 2026, by and among Nu-Med Plus, Inc.; Avid Gold Ltd; and the Shareholders of Avid Gold Ltd.
3.1*
Certificate of Designation of Series X Super Voting Preferred Stock, Setting Forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of such Series of Preferred Stock of Nu-Med Plus, Inc., as filed with the State of Utah, Division of Corporations and Commercial Code on April 17, 2024 (as corrected)

3.2*
Certificate of Designation of Series A Preferred Stock, Setting Forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of such Series of Preferred Stock of Nu-Med Plus, Inc., as filed with the State of Utah, Division of Corporations and Commercial Code on April 26, 2024

3.3**
Amendment to Certificate of Designation of Series A Preferred Stock, Setting Forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of such Series of Preferred Stock of Nu-Med Plus, Inc., as filed with the State of Utah, Division of Corporations and Commercial Code on June 26, 2026

10.1*£
Mineral Property Purchase Agreement dated June 26, 2026, by and between Nu-Med Plus, Inc., Avid Gold Ltd, Maritimes Gold Corp., Maritimes Gold JV Corp., MegumaGold Corp., 1156219 B.C. Limited and Crosby Gold Ltd.

10.2**	Form of Registration Rights Agreement effective July 8, 2026, by and between Nu-Med Plus, Inc. and each of the Series A Preferred Stock holders party thereto
10.3**	Voting Agreement effective July 8, 2026, by and between The Hayde Family Revocable Trust dtd 9/21/2001; Keith Merrell (and his wife as joint tenants); Hanover International, Inc. and Fred Tejada
10.4**	Consulting Agreement dated July 1, 2026, between Nu-Med Plus, Inc. and The Interim Opportunity Fund LLC, and William Hayde
10.5**	Consulting Agreement dated July 1, 2026, between Nu-Med Plus, Inc. and Keith Merrell
99.1***	Press Release of Nu-Med Plus, Inc., dated July 10, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed as exhibits to the June 30, 2026 Form 8-K and incorporated by reference herein.
** Filed herewith.
*** Furnished herewith.
+ Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Nu-Med Plus, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.
£ Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are both (i) not material and (ii) the type of information that Nu-Med Plus, Inc. treats as private or confidential.

9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NU-MED PLUS, INC.

Date: July 10, 2026	By:	/s/ William Hayde
William Hayde
Chief Executive Officer

10